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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) June 22, 2004

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        0-31014              52-2181356
      --------                        --------             ----------
(State or other Jurisdiction of     (Commission           (IRS Employer
incorporation)                       File Number)         Identification No.)

          2273 Research Boulevard, 2nd Floor, Rockville, Maryland 20850
          -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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ITEM 9.     REGULATION FD DISCLOSURE AND
ITEM 12.    RESULT OF OPERATIONS AND FINANCIAL CONDITION

      HealthExtras, Inc., announced today the acquisition of Managed Healthcare Systems Inc. ("MHS") of Oakland Park, Florida. MHS is a provider of pharmacy benefit management services for a diverse base of clients including self-funded employers, third party administrators and local government agencies.

      The press  release  announcing  this  transaction  is  attached  hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            EXHIBIT NO.       DESCRIPTION
            -----------       -----------

            99.1              Press Release dated June 22, 2004.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 22, 2004                     By: /s/ Michael P. Donovan
                                             -----------------------------------
                                             Michael P. Donovan
                                             Chief Financial Officer and
                                             Chief Accounting Officer



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EXHIBIT 99.1    PRESS RELEASE